EXHIBIT 32.1




                              Certification of CEO
                         pursuant to Section 906 of the
               Sarbanes-Oxley Act of 2002 regarding Annual Report
                on Form 10-KSB for the year ended March 31, 2007

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of a Delaware corporation (the "Company"), does hereby certify that:

         1. The Company's Annual Report on Form 10-KSB for the fiscal period ended March 31, 2007, (the Form 10-KSB) fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented herein.




Date:    August 29, 2007         By: /s/ Harmon H. Hardy
         -------------           --------------------------------
                                 Harmon H. Hardy
                                 Chief Executive Officer and
                                 Chief Financial Officer